SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.



                             FORM 8-K

                         CURRENT REPORT

                  Securities Exchange Act of 1934



Date of Report (date of earliest event reported):
October 23, 1997


Computervision Corporation
(Exact name of registrant as specified in charter)

     Delaware           1-7760/0-20290      04-2491912
----------------        --------------     --------------
(State or other          (Commission       IRS Employer
jurisdiction             File Numbers)     Identification
of incorporation)                          Number)


100 Crosby Drive, Bedford, MA  01730
(Address of principal executive offices)


(617) 275-1800
(Registrant's telephone number, including area code)


(Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

     On October 23, 1997, Computervision Corporation issued a press release announcing its third quarter results (see copy of press release attached).



Item 7.  Financial Statements and Exhibits
------------------------------------------

(a)  Financial Statements of business acquired:

         Not applicable

(b)  Pro Forma financial information

         Not applicable

(c)  Exhibits:

         (99) (a) Press Release dated October 23, 1997

                            SIGNATURE



     Pursuant to the requirements of the Securities and Exchange
Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               Computervision Corporation
                               (Registrant)


                               By /S/ Anthony N. Fiore, Jr.
                                 Anthony N. Fiore, Jr.
                                 Vice President, Business
                                 Operations and General Counsel

                               Date:  October 29, 1997

                        EXHIBIT INDEX
                        -------------

Exhibit No.                                        Page. No.
------------------------------------------------------------

(99) (a) Press Release dated October 29, 1997        5-13

FOR IMMEDIATE RELEASE


For Further Information:
Gene Bullis
Computervision Corporation
(781) 275-1800, ext. 6241
ebullis@msgate.cv.com


FOR IMMEDIATE RELEASE

Computervision Announces Third Quarter Results

BEDFORD, Mass., October 23, 1997 -- Computervision Corporation
(NYSE:CVN) today announced its financial results for the third quarter and nine-month period ended September 28, 1997.

For the third quarter, Computervision posted total revenue of$51.1 million, which included $42.2 million from its software business as previously announced and $8.9 million from the hardware services business sold to CVSI, Inc. during the quarter. This compares to revenue of $81.8 million from the software business and $41.4 million from the hardware services business in the same quarter last year. Software revenue for the prior year period included a $27 million software order from a major customer.

Third quarter operating expenses for the software business were $31.4 million, down 20 percent compared to the third quarter of 1996. The net loss for the quarter was $17.6 million or $0.28 per share versus net income of $13.1 million or $0.20 per share in the third quarter of 1996.

For the nine months ended September 28, 1997, Computervision's total revenue was $217.4 million, compared with $355.4 million in the first nine months of 1996. Software business revenue was $135.1 million compared to $222.1 million in the prior year period. The net loss for the nine months ended September 28, 1997, before non-recurring charges was $59.3 million or $0.93 per share versus net income of $31.9 million or $0.49 per share for the same period last year. During the first nine months of 1997, the company recorded non-recurring charges of $52 million, which were related to actions taken to improve the operating efficiency of the software business and the separation of the CVSI business. After non-recurring charges, the net loss for the 1997 period was $111.3 million or $1.75 per share.

Computervision president and chief executive officer Kathleen A. Cote said:
"The third quarter is traditionally a weak quarter for the Company. However, in the quarter we continued to focus on the restructuring previously announced. We have more work to do and expect to achieve further cost reductions as we complete our restructuring initiatives.

"From a product point of view, we were pleased that during the quarter a number of corporations continued to make commitments to Computervision's technology including Hughes Space and Communications, Vickers Shipbuilding and Engineering, Fiat, Toshiba, Mabuchi Motor, Daihatsu Kogyo, Kansei, Rohr Industries, and Bosch Siemens," Cote continued.

As announced on October 16, 1997, the Company is making progress towards the establishment of a new credit arrangement. A $14.5 million bridge credit facility was closed with Foothill Capital Corporation on October 16, 1997, with a portion of the facility being used to repay an existing $8.5 million bridge loan. The new facility currently being negotiated with Foothill is expected to provide the Company with a $47.5 million credit facility at which time the bridge facility will be repaid.

Company Background
------------------
Computervision Corporation is the leading international supplier of Electronic Product Definition (EPD) solutions. EPD is Computervision's product and process response to the customer need to concurrently create, manage, share and reuse electronic product information in a collaborative environment throughout a product's life cycle and across a distributed value chain. Computervision is headquartered in Bedford, Massachusetts.

Except for the historical information contained herein, matters discussed in this news release may constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected. These include the ability of the Company to complete its credit facility. The Company also directs the reader to those risks and uncertainties that are detailed from time to time in reports filed by Computervision with the Securities and Exchange Commission, including the Company's most recent reports on Form 10-K and 10-Q.

Computervision and the Computervision logo are registered trademarks of Computervision Corporation. Electronic Product Definition, and EPD are trademarks of Computervision Corporation. All other trademarks are trademarks of their respective owners.

A copy of this release plus financial, product and other company information is available by dialing 1-800-546-4616. Any questions concerning the service should be directed to Investor Relations at Computervision Corporation at 781/275-1800. For more information on Computervision, please call (781) 275-1800 or visit the Computervision web site at http://www.cv.com.


                       FINANCIAL HIGHLIGHTS
                (In millions, except per share data)


                      Three Months Ended    Nine Months Ended
                      ------------------    -----------------
                        9/29/96   9/28/97    9/29/96   9/28/97
                        -------   -------    -------   -------

Total software revenue   $81.8      $42.2     $222.1    $135.1
Other services revenue   $41.4       $8.9     $133.3     $82.2
Total revenue           $123.2      $51.1     $355.4    $217.3
Non-recurring charge -
  Software                $0.0       $0.0       $0.0     $45.0
Non-recurring charge -
  other services          $0.0       $0.0       $0.0      $7.0
Operating income (loss) -
  Software               $22.1      ($6.8)     $46.8    ($74.3)
Operating income (loss) -
  other services          $0.7      ($1.9)     $12.5    ($11.8)
Total operating income
  (loss)                 $22.8      ($8.7)     $59.3    ($86.1)
Net income (loss)        $13.1     ($17.6)     $31.9   ($111.3)
Net income (loss)
  per share              $0.20     ($0.28)     $0.49    ($1.75)
Weighted average shares
  Outstanding             64.5       63.7       64.8      63.6
Total shares outstanding,
  end of period           63.4       63.7       63.4      63.7

--------------------------------------------------------------
                    COMPUTERVISION CORPORATION
                    CONSOLIDATED BALANCE SHEETS
                 (IN THOUSANDS, EXCEPT SHARE DATA)

                                                 (Unaudited)
ASSETS                                  12/31/96   9/28/97
--------------------------------------------------------------
CURRENT ASSETS
  Cash and cash equivalents              $38,565   $25,948
  Accounts receivable, less
    allowance for doubtful accounts
    of $2,929 and $2,845, respectively   102,509    48,465
  Current deferred income taxes            7,448     7,091
  Prepaid expenses and other current
    Assets                                16,019    12,775
                                         -------    ------
      TOTAL CURRENT ASSETS               164,541    94,279

PROPERTY AND EQUIPMENT, NET               31,055    10,007
DEFERRED INCOME TAX ASSETS                 4,113     3,101
CAPITALIZED SOFTWARE                       1,276     3,284
DEFERRED FINANCE COSTS                     3,734     1,915
OTHER ASSETS                               3,626     4,092
                                        --------  --------
                                        $208,345  $116,678
                                        --------  --------

LIABILITIES AND STOCKHOLDERS' DEFICIT
-------------------------------------
CURRENT LIABILITIES
  Accounts payable                       $19,776   $29,255
  Notes payable and current portion
    of long-term debt                      9,888    18,379
  Accrued compensation, severance
    and related costs                     57,482    55,563
  Deferred revenue and customer
    Advances                              40,503    31,661
  Accrued and deferred income taxes       15,019    16,272
  Other current liabilities and
    accrued expenses                      81,822    89,315
                                         -------   -------
      TOTAL CURRENT LIABILITIES          224,490   240,445
                                         -------   -------

DEFERRED INCOME TAXES                     30,174    29,851
LONG-TERM DEBT, LESS CURRENT PORTION     217,346   217,383
OTHER LONG-TERM LIABILITIES               53,110    57,557
STOCKHOLDERS' DEFICIT
  Preferred stock, $0.01 par value;
    5,000,000 shares authorized; none
    issued and outstanding
  Common stock, $0.01 par value;
    100,000,000 shares authorized;
    63,509,999 and 63,701,315 shares,
    respectively, issued and outstanding      635      637
  Capital in excess of par value        1,186,109 ,186,762
  Retained deficit                    (1,511,148)(1,622,498)
  Cumulative translation adjustment         7,629    6,541
                                       ---------- ---------
      TOTAL STOCKHOLDERS' DEFICIT        (316,775)(428,558)
                                       ----------  --------
                                         $208,345 $116,678
                                       ---------- --------
-----------------------------------------------------------

          CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
               (In Thousands, Except Per Share Data)

                           Three Months Ended   Nine Months Ended
                           ------------------   -----------------
                            9/29/96   9/28/97   9/29/96   9/28/97
                           --------   -------   -------   -------
SOFTWARE REVENUE
  Product.................  $55,028   $18,637   $138,918  $61,886
  Services.................. 26,783    23,551     83,220   73,251
                            -------   -------   --------  -------
    Total Software Revenue.. 81,811    42,188    222,138  135,137
OTHER SERVICES REVENUE...... 41,442     8,889    133,307   82,224
                            --------   ------   --------  -------
    Total Revenue.........  123,253    51,077    355,445  217,361

COST OF SALES
  Software
    Product...............    4,092     3,017     11,828    9,150
    Services...............  16,278    14,538     48,362   47,603
  Other Services............ 34,969     9,293    102,607   74,807
                            -------    ------    --------  ------
    Total Cost of Sales..... 55,339    26,848    162,797  131,560
                            --------   -------   -------- -------
GROSS PROFIT................ 67,914    24,229    192,648   85,801
SELLING AND ADMINISTRATIVE EXPENSE
  Software.................. 29,721    21,489     85,156   77,875
  Other Services............  5,643     1,345     17,651   11,788
RESEARCH, DEVELOPMENT AND
ENGINEERING EXPENSE
  Software..................  9,622     9,930     30,012   29,827
  Other Services..........      175       131        525      400
NON-RECURRING CHARGES
  Software..................      0         0          0   45,000
  Other Services............      0         0          0    7,000
                             ------    ------     ------   ------
OPERATING INCOME (LOSS)
  Software.................. 22,098    (6,786)    46,780  (74,318)
  Other Services............    655    (1,880)    12,524  (11,771)
                             ------    -------    ------  -------
    Total Operating
     Income (Loss)........   22,753    (8,666)    59,304  (86,089)
INTEREST AND OTHER
  EXPENSE, NET..............  7,874     8,936     23,040   25,225
                             ------    ------     ------  -------

INCOME (LOSS) BEFORE
  INCOME TAXES.............. 14,879   (17,602)    36,264 (111,314)
 PROVISION FOR INCOME TAXES.. 1,785        --      4,349       --
                             ------    ------     ------  -------
NET INCOME (LOSS).........  $13,094  ($17,602)   $31,915($111,314)
                            -------   -------    -------  -------
EARNINGS (LOSS) PER SHARE...  $0.20    ($0.28)     $0.49   ($1.75)

WEIGHTED AVERAGE
  SHARES OUTSTANDING......   64,478    63,701     64,782   63,614
                             ------    ------     ------   ------
-----------------------------------------------------------------

           CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                            (In Thousands)

                                          Nine Months Ended
                                         --------------------
                                          9/29/96    9/28/96
CASH FLOWS FROM (USED FOR) OPERATIONS     -------    -------
Net income.(Loss)....................     $31,915  ($111,314)
Add items not requiring cash:
  Depreciation of property and
    equipment.......................       16,037     10,235
  Amortization of intangibles.......        1,482        584
  Amortization of finance costs and
    debt discounts..................        2,185      2,797
  Provision for doubtful accounts...          (31)        65
  Non-cash portion of non-recurring
    charge                                      0      6,634
Gain on sale of CVSI...   ..........            0     (1,255)
Changes in assets and liabilities:
  Accounts receivable...............      (23,180)    47,612
  Prepaid expenses and other........       (3,228)     1,680
  Accounts payable, accrued expenses
    and income taxes................      (45,267)     1,709

                                          --------     -----
  Cash flows used for continuing
    operations......................      (20,087)   (41,253)
                                          --------    -------
INVESTING ACTIVITIES
  Expenditures for property and
    equipment.......................       (7,929)    (6,387)
  Net proceeds from sale of CVSI......          0     30,100
  (Increase) decrease in other assets...      464       (989)
  Acquisition.......................            0     (1,600)
                                           ------     ------
    Total cash flows used for
      Investments...................       (7,465)    21,124
                                            ------    ------
FINANCING ACTIVITIES
  Increase in notes payable.........          260      8,368
  Payments on long-term borrowings..       (1,615)      (818)
  Issuance of Common Stock under
    Employee Stock Purchase Plan....          308        173
  Issuance of Common Stock under Stock
    Option Plan.....................        2,248        482
                                           ------      -----
    Total cash from financing activities.   1,201      8,205
                                           ------     ------
  Foreign exchange impact on cash....      (1,141)      (693)
                                           ------       ----
  Net decrease in cash and
    cash equivalents................      (27,492)   (12,617)
  Cash and cash equivalents at beginning
    of period.......................       50,979     38,565
                                           ------     ------
  Cash and cash equivalents at end
    of period.......................      $23,487    $25,948

                                          -------    -------
Supplementary data requirements:
  Cash interest paid................      $25,271    $21,664
  Cash taxes paid...................         $625     $1,399